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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                      ____

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: January 6, 2005

                                   WGNB CORP.
             (Exact name of registrant as specified in its charter)


              GEORGIA                 000-30805             58-1640130
   (State or other jurisdiction      (Commission          (IRS Employer
         of incorporation)           File Number)       Identification No.)

                                201 Maple Street
                                  P.O. Box 280
                            Carrollton, Georgia 30117
                              (Address of Principal
                               Executive Offices)

                                 (770) 832-3557
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

On January 6, 2005, WGNB Corp. (the "Company") issued a press release describing selected financial results of the Company for the quarter and fiscal year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01   FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits

99.1   Press Release dated January 6, 2005


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WGNB CORP.



Date:  January 6, 2005                   By: /s/ Steven J. Haack
                                             -----------------------------------
                                         Steven J. Haack
                                         Treasurer (Principal Financial Officer)


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